Exhibit 10.9

FIFTH AMENDMENT TO THE MASTER ACQUISITION AGREEMENT

This Fifth Amendment (the “Fifth Amendment”) is entered into as of October 1, 2007, and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005, the Second Amendment dated August 20, 2005, the Third Amendment dated November 15, 2006, and the Fourth Amendment dated February 23, 2007 (the “Agreement”), by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties wish to amend certain terms and conditions of the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. Amendment to Exhibit 2.2, Pricing Schedule.

A. Section A.1, Hardware And Software Pricing. Schedule 1 (Price List) to Section A.1 (“HARDWARE AND SOFTWARE PRICING”) of Exhibit 2.2 (as amended by the Fourth Amendment) is hereby amended in part as follows:

The following Product Prices set forth in the Price List are hereby deleted:

Product Code	Description	[**]	[**]

[**]

[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

The following Products Prices are hereby added to the Price List:

Product Code	Description	[**]	[**]
[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

B. Section B.2, Other Services. Section B.2 (“Other Services”) of Exhibit 2.2 is amended as follows. The first sentence of Subsection D) (“Software Subscription Service”) which currently reads:

“[**]”

Shall be deleted and replaced in its entirety as follows:

“[**]”

In addition, the following language shall be added to Section B.2, Subsection D:

“The Parties acknowledge and agree that BTE’s [**]. Vendor further agrees that [**] that it shall provide Software Subsciption Services for the Infinera Products purchased by Broadwing Communications, LLC from Vendor pursuant to the agreement between Broadwing Communications, LLC and Infinera Corporation dated the 13th day of July 2006 as amended and which are currently deployed in BTE’s network.”

2. Counterparts. This Fifth Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original signatures for the purpose of enforcing this Fifth Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the Fifth Amendment.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Andrew T. Dugan	By:	/s/ Michael O. McCarthy
Name:	Andrew T. Dugan	Name:	Michael O. McCarthy
Title:	SVP Content Development	Title:	Vice President & General Counsel
Date:	October 5, 2007	Date:	October 1, 2007